UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020

DIGIMARC CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	001-34108	26-2828185
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9405 SW Gemini Drive, Beaverton Oregon 97008

(Address of principal executive offices) (Zip Code)

(503) 469-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DMRC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02.	Results of Operations and Financial Condition

On April 29, 2020, Digimarc Corporation issued a press release announcing its financial results for the quarter-ended March 31, 2020. The full text of the press release is attached hereto as Exhibit 99.1.

Attached hereto as Exhibit 99.2 is the script from the Company’s conference call on April 29, 2020 announcing its financial results for the quarter-ended March 31, 2020, as posted on the Company’s website at https://www.digimarc.com/about/ investors/conference-calls.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Digimarc Corporation, dated April 29, 2020 (furnished pursuant to Item 2.02 hereof).
99.2	Script of Digimarc Corporation conference call, dated April 29, 2020 (furnished pursuant to Item 2.02 hereof).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 29, 2020

By:	/s/ Charles Beck
Charles Beck
Chief Financial Officer and Treasurer